UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2015

AQUA POWER SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-183272	27-4213903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2-7-17 Omorihoncho, Tokyo, Ota-ku, Japan	143-0011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	+81 3-5764-3380

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Effective September 9, 2015, we entered into a public relations agreement (the “Agreement”) with Netgain Financial Inc. (“Netgain”) whereas Netgain will provide client public relations, communications, advisory and consulting services to us for a three month period (the “Services”). In exchange for the Services, we have agreed to pay Netgain $9,000 upon signing the Agreement;

ITEM 9.01	Financial Statements and Exhibits

10.1	Agreement with Netgain Financial Inc. dated September 9, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA POWER SYSTEMS INC.

/s/Tadashi Ishikawa
Tadashi Ishikawa
President and Director

Date:	November 4, 2015